UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)      April 3, 1997
                                                            -------------


                        CLUB CORPORATION INTERNATIONAL
            (Exact name of registrant as specified in its charter)

     NEVADA          33-89818, 33-96568, AND  333-08041       75-1311242
(State  or  other              (Commission                (I.R.S.  Employer
 jurisdiction  of             File  Numbers)            Identification  No.)
   incorporation)


   3030  LBJ  FREEWAY,  SUITE  700,  DALLAS,  TEXAS          75234
    (Address  of  principal  executive  offices)          (Zip  Code)

      Registrant's telephone number, including area code:  (972) 243-6191

                                     NONE
         (Former name or former address, if changed since last report)

Item  8.    Change  in  Fiscal  Year

Club Corporation International (the "Company") has decided to modify its accounting periods effective in fiscal 1997, from twelve monthly periods with the fiscal year ending on December 31 to thirteen four week periods with the fiscal year ending on the Wednesday closest to December 31. Approximately every five years, with the next year being 1997, the Company reports on 53 weeks instead of 52 weeks. Accordingly, under the new fiscal year calendar, the Company's quarters for 1997 will each be comprised of twelve/thirteen weeks ending March 19, June 11, September 3, and December 31. Formerly, the Company's quarters were each comprised of three months. Due to the relative proximity of the new fiscal year and quarter ending dates with the old dates, no restatements will be required. The first Securities and Exchange Commission report affected by this change will be the Quarterly Report on Form 10-Q for the first quarter of 1997 ending on March 19, 1997.


                                   SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:

CLUB  CORPORATION  INTERNATIONAL

By:   /s/  John  H.  Gray
     --------------------------
     John  H.  Gray
     Chief  Accounting  Officer


Date:  April  3,  1997
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